Other Income, Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
OTHER INCOME, NET [Abstract]
Rental income	$ 9,638	$ 9,723	$ 7,530
Investment income from short-term investments	5,645	6,027	4,709
Investment income/(loss) from long-term investments	535	(310)	1,707
Tax refund	496	1,574	2,486
Government grant	146	6,184	17,486
Impairment loss on equity investments	0	0	(283)
Donations	(192)	(854)	0
Others	282	(200)	2,111
Total	$ 16,550	$ 22,144	$ 35,746